Exhibit 99.1

FOR IMMEDIATE RELEASE
October 25, 2010	Analyst Contact: Britta Carlson, (702) 402-5624
Media Contact: Karl Walquist, (775) 834-3891
NV Energy, Inc., Reports Third Quarter Earnings
Las Vegas — NV Energy, Inc. (NYSE: NVE) today announced consolidated net income of $182.7 million, or 78 cents per share, for the quarter ended September 30, 2010, compared with consolidated net income of $182.6 million, or 78 cents per share, for the same period in 2009.
During the first nine months of 2010, the company earned $218 million, or 93 cents per share, compared with $178.8 million, or 76 cents per share, for the same period in 2009.
“We are pleased with our third-quarter earnings especially in light of the slower growth in Nevada,” said Michael Yackira, President and Chief Executive Officer of NV Energy, Inc. “We continue to focus on controllable costs and operational efficiencies in the implementation of our three-part energy strategy.”
Webcast Scheduled for 7 a.m. PDT today, Monday, October 25, 2010
Senior management of NV Energy will review the company’s 2010 third quarter financial results and other matters during a conference call and live webcast today, Monday, October 25, at 7 a.m. Pacific Daylight Time.
The webcast will be accessible on the NV Energy website:
www.nvenergy.com.
An archived version of the webcast will remain on the NV Energy website for approximately one month following the live webcast. To listen to a recording of the call by telephone, call (800) 475-6701, and international callers should dial (320) 365-3844. Use the conference call access code, 174045, to listen to the recording.
Headquartered in Las Vegas, NV Energy, Inc. is a holding company whose principal subsidiaries, Nevada Power Company and Sierra Pacific Power Company, are doing business as NV Energy. Serving a 54,500-square-mile service territory that stretches north to south from Elko to Laughlin, NV Energy provides a wide range of energy services and products to approximately 2.4 million citizens of Nevada as well as approximately 40 million tourists annually.
This press release may contain forward-looking statements regarding the future performance of NV Energy, Inc. and its subsidiaries, Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. These risks and uncertainties include, but are not limited to, NV Energy Inc.’s ability to maintain access to the capital markets,
P.O. BOX 98910, LAS VEGAS, NEVADA 89151-0001 6226 WEST SAHARA AVENUE, LAS VEGAS, NEVADA 89146
P.O. BOX 30150, RENO, NEVADA 89520-3150 6100 NEIL ROAD, RENO, NEVADA 89511 nvenergy.com

NV Energy Inc.’s ability to receive dividends from its subsidiaries, the financial performance of NV Energy Inc.’s subsidiaries, particularly Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, and the discretion of NV Energy Inc.’s Board of Directors with respect to the payment of future dividends based on its periodic review of factors that ordinarily affect dividend policy, such as current and prospective financial condition, earnings and liquidity, prospective business conditions, regulatory factors, and dividend restrictions in NV Energy Inc.’s and its subsidiaries’ financing agreements. For Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, these risks and uncertainties include, but are not limited to, future economic conditions both nationally and regionally, changes in the rate of industrial, commercial and residential growth in their service territories, their ability to procure sufficient renewable energy sources in each compliance year to satisfy the Nevada Renewable Energy Portfolio Standard, changes in environmental laws and regulations, construction risks, their ability to maintain access to the capital markets for general corporate purposes and to finance construction projects, employee workforce factors, including changes in and renewals of collective bargaining agreements, strikes or work stoppages, unseasonable weather, drought, threat of wildfire and other natural phenomena, explosions, fires, accidents, mechanical breakdowns that may occur while operating and maintaining an electric and natural gas system, their ability to purchase sufficient fuel, natural gas and power to meet their power demands and natural gas demands for Sierra Pacific Power Company d/b/a NV Energy, financial market conditions, and unfavorable rulings in their pending and future regulatory filings. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of NV Energy, Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy are contained in their quarterly reports on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010, and their Annual Reports on Form 10-K and 10-K/A for the year ended December 31, 2009, each filed with the SEC. NV Energy Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

NV ENERGY, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands, Except Per Share Amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
OPERATING REVENUES	$1,131,561	$1,219,007	$2,633,891	$2,812,915

OPERATING EXPENSES:
Fuel for power generation	247,233	250,085	650,514	684,474
Purchased power	249,854	313,828	522,538	634,185
Gas purchased for resale	10,823	11,269	101,536	101,457
Deferred energy	34,055	75,843	106,554	215,055
Other operating expenses	116,263	107,992	329,435	332,555
Maintenance	23,126	20,187	77,715	82,219
Depreciation and amortization	83,423	82,541	249,067	240,912
Taxes other than income	15,420	15,177	47,532	43,577

Total Operating Expenses	780,197	876,922	2,084,891	2,334,434

OPERATING INCOME	351,364	342,085	549,000	478,481

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $6,485, $3,679, $17,349 and $15,847)	(80,789)	(84,804)	(241,625)	(250,996)
Interest income (expense) on regulatory items	(3,685)	(1,799)	(8,753)	(873)
AFUDC-equity	7,824	4,327	20,915	19,093
Other income	9,246	7,749	30,524	31,209
Other expense	(4,313)	(2,387)	(17,038)	(17,425)

Total Other Income (Expense)	(71,717)	(76,914)	(215,977)	(218,992)

Income Before Income Tax Expense	279,647	265,171	333,023	259,489

Income tax expense	96,901	82,525	115,052	80,704

NET INCOME	$182,746	$182,646	$217,971	$178,785

Amount per share basic and diluted — (Note 9)
Net income per share — basic	$0.78	$0.78	$0.93	$0.76
Net income per share — diluted	$0.77	$0.78	$0.92	$0.76

Weighted Average Shares of Common Stock Outstanding — basic	235,117,058	234,629,761	234,991,208	234,479,605

Weighted Average Shares of Common Stock Outstanding — diluted	236,477,187	235,368,919	236,136,725	235,025,554

Dividends Declared Per Share of Common Stock	$0.11	$0.10	$0.33	$0.30

NEVADA POWER COMPANY
CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
OPERATING REVENUES	$872,986	$933,520	$1,840,745	$1,945,818

OPERATING EXPENSES:
Fuel for power generation	181,100	160,960	469,282	455,355
Purchased power	216,309	288,248	412,276	541,746
Deferred energy	22,296	46,911	81,719	144,910
Other operating expenses	75,798	68,521	208,374	206,771
Maintenance	15,707	12,014	50,945	58,280
Depreciation and amortization	56,575	54,996	169,330	160,869
Taxes other than income	9,038	8,970	28,857	26,394

Total Operating Expenses	576,823	640,620	1,420,783	1,594,325

OPERATING INCOME	296,163	292,900	419,962	351,493

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $5,787, $2,815, $15,763 and $13,483)	(54,144)	(58,355)	(161,496)	(170,535)
Interest income (expense) on regulatory items	(1,157)	248	(1,965)	2,891
AFUDC-equity	6,795	3,385	18,555	16,558
Other income	3,842	3,776	9,084	18,726
Other expense	(3,034)	(1,537)	(9,338)	(12,335)

Total Other Income (Expense)	(47,698)	(52,483)	(145,160)	(144,695)

Income Before Income Tax Expense	248,465	240,417	274,802	206,798

Income tax expense	84,337	76,826	93,216	65,857

NET INCOME	$164,128	$163,591	$181,586	$140,941

SIERRA PACIFIC POWER COMPANY
CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
OPERATING REVENUES:
Electric	$239,284	$265,734	$653,416	$734,386
Gas	19,286	19,745	139,711	132,686

Total Operating Revenues	258,570	285,479	793,127	867,072

OPERATING EXPENSES:
Fuel for power generation	66,133	89,125	181,232	229,119
Purchased power	33,545	25,580	110,262	92,439
Gas purchased for resale	10,823	11,269	101,536	101,457
Deferral of energy — electric — net	9,964	26,646	17,189	68,222
Deferral of energy — gas — net	1,795	2,286	7,646	1,923
Other operating expenses	39,490	38,843	118,450	123,748
Maintenance	7,419	8,173	26,770	23,939
Depreciation and amortization	26,848	27,545	79,737	80,043
Taxes other than income	6,330	6,162	18,494	17,046

Total Operating Expenses	202,347	235,629	661,316	737,936

OPERATING INCOME	56,223	49,850	131,811	129,136

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $698, $864, $1,586 and $2,364)	(16,983)	(16,787)	(51,141)	(51,473)
Interest income (expense) on regulatory items	(2,528)	(2,047)	(6,788)	(3,764)
AFUDC-equity	1,029	942	2,360	2,535
Other income	2,379	3,792	14,276	12,299
Other expense	(1,285)	(813)	(7,555)	(4,601)

Total Other Income (Expense)	(17,388)	(14,913)	(48,848)	(45,004)

Income Before Income Tax Expense	38,835	34,937	82,963	84,132

Income tax expense	14,373	10,671	30,066	25,926

NET INCOME	$24,462	$24,266	$52,897	$58,206

Gross margin is presented by Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy in order to provide information by segment that management believes aids the reader in determining how profitable the electric and gas business is at the most fundamental level. Gross margin, which is a “non-GAAP financial measure” as defined in accordance with SEC rules, provides a measure of income available to support the other operating expenses of the business and is utilized by management in its analysis of its business.
Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy believe presenting gross margin allows the reader to assess the impact of regulatory treatment and their overall regulatory environment on a consistent basis. Gross margin, as a percentage of revenue, is primarily impacted by the fluctuations in regulated electric and natural gas supply costs versus the fixed rates collected from customers. While these fluctuating costs impact gross margin as a percentage of revenue, they only impact gross margin amounts if the costs cannot be passed through to customers. Gross margin, which Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy calculate as operating revenues less energy costs, provides a measure of income available to support the other operating expenses. Gross margin changes based on such factors as general base rate adjustments (which are required to be filed by statute every three years) and reflect Nevada Power Company and Sierra Pacific Power Company’s both d/b/a NV Energy strategy to increase internal power generation versus purchased power, which generates no gross margin. Reconciliations between GAAP operating revenues and gross margin are provided in tables herein. These non-GAAP measures should not be considered as substitutes for the GAAP measures.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Gross Margin
(Dollars in Thousands)
(Unaudited)

	Three Months Ended		% Change	Nine Months Ended		% Change
	September 30,		from Prior	September 30,		from Prior
Nevada Power Company	2010	2009	Year	2010	2009	Year
Operating Revenues	$872,986	$933,520	-6.5%	$1,840,745	$1,945,818	-5.4%

Energy Costs:
Fuel for power generation	181,100	160,960		469,282	455,355
Purchased Power	216,309	288,248		412,276	541,746
Deferred energy — net	22,296	46,911		81,719	144,910

	$419,705	$496,119	-15.4%	$963,277	$1,142,011	-15.7%

Gross Margin	$453,281	$437,401	3.6%	$877,468	$803,807	9.2%

Other operating expenses	75,798	68,521		208,374	206,771
Maintenance	15,707	12,014		50,945	58,280
Depreciation and amortization	56,575	54,996		169,330	160,869
Taxes other than income	9,038	8,970		28,857	26,394

Operating Income	$296,163	$292,900	1.1%	$419,962	$351,493	19.5%

	Three Months Ended		% Change	Nine Months Ended		% Change
	September 30,		from Prior	September 30,		from Prior
Sierra Pacific Power Company	2010	2009	Year	2010	2009	Year
Operating Revenues:
Electric	$239,284	$265,734		$653,416	$734,386
Gas	19,286	19,745		139,711	132,686

	$258,570	$285,479	-9.4%	$793,127	$867,072	-8.5%

Energy Costs:
Fuel for power generation	66,133	89,125		181,232	229,119
Purchased power	33,545	25,580		110,262	92,439
Gas purchased for resale	10,823	11,269		101,536	101,457
Deferred energy — electric	9,964	26,646		17,189	68,222
Deferred energy — gas	1,795	2,286		7,646	1,923

	$122,260	$154,906	-21.1%	$417,865	$493,160	-15.3%

Energy Costs by Segment:
Electric	$109,642	$141,351		$308,683	$389,780
Gas	12,618	13,555		109,182	103,380

	$122,260	$154,906	-21.1%	$417,865	$493,160	-15.3%

Gross Margin by Segment:
Electric	$129,642	$124,383		$344,733	$344,606
Gas	6,668	6,190		30,529	29,306

	$136,310	$130,573	4.4%	$375,262	$373,912	0.4%

Other operating expenses	39,490	38,843		118,450	123,748
Maintenance	7,419	8,173		26,770	23,939
Depreciation and amortization	26,848	27,545		79,737	80,043
Taxes other than income	6,330	6,162		18,494	17,046

Operating Income	$56,223	$49,850	12.8%	$131,811	$129,136	2.1%

Summary of Selected Operating Statistics
Nevada Power Company
Operating Revenues
(dollars in thousands)

	Three Months Ended		% Change	Nine Months Ended		% Change	Avg.
	September 30,		from Prior	September 30,		from Prior	Change in
	2010	2009	Year	2010	2009	Year	customers
Operating Revenues:
Residential	$460,535	$484,561	-5.0%	$899,423	$939,488	-4.3%	0.2%
Commercial	132,176	148,504	-11.0%	340,258	365,595	-6.9%	0.8%
Industrial	262,129	278,728	-6.0%	550,518	578,661	-4.9%	0.4%

Retail revenues	854,840	911,793	-6.2%	1,790,199	1,883,744	-5.0%
Other	18,146	21,727	-16.5%	50,546	62,074	-18.6%

Total Operating Revenues	$872,986	$933,520	-6.5%	$1,840,745	$1,945,818	-5.4%

Retail sales in thousands of MW hs	7,208	7,197	0.2%	16,255	16,626	-2.2%
Sierra Pacific Power Company
Operating Revenues
(dollars in thousands)

	Three Months Ended		% Change	Nine Months Ended		% Change	Avg.
	September 30,		from Prior	September 30,		from Prior	Change in
	2010	2009	Year	2010	2009	Year	customers
Electric Operating Revenues:
Residential	$82,146	$93,594	-12.2%	$235,668	$263,287	-10.5%	0.1%
Commercial	93,785	108,167	-13.3%	252,402	296,671	-14.9%	0.2%
Industrial	51,738	56,328	-8.1%	139,200	151,671	-8.2%	-1.2%

Retail revenues	227,669	258,089	-11.8%	627,270	711,629	-11.9%
Other	11,615	7,645	51.9%	26,146	22,757	14.9%

Total Revenues	$239,284	$265,734	-10.0%	$653,416	$734,386	-11.0%

Retail sales in thousands of MWhs	2,192	2,206	-0.6%	6,075	6,128	-0.9%

	Three Months Ended		% Change	Nine Months Ended		% Change	Avg.
	September 30,		from Prior	September 30,		from Prior	Change in
	2010	2009	Year	2010	2009	Year	customers
Gas Operating Revenues:
Residential	$9,953	$10,740	-7.3%	$72,699	$74,410	-2.3%
Commercial	4,617	4,913	-6.0%	34,014	35,191	-3.3%
Industrial	1,784	2,155	-17.2%	11,228	11,779	-4.7%

Retail revenues	16,354	17,808	-8.2%	117,941	121,380	-2.8%	0.8%
Wholesale revenue	2,408	1,406	71.3%	19,976	9,567	108.8%
Miscellaneous	524	531	-1.3%	1,794	1,739	3.2%

Total Revenues	$19,286	$19,745	-2.3%	$139,711	$132,686	5.3%

Retail sales in thousands of decatherms	1,272	1,183	7.5%	10,108	9,549	5.9%

Financial Highlights
(Dollars in Thousands)
(Unaudited)
NV Energy, Inc
Capital Structure

	September 30, 2010		September 30, 2009
Current maturities of long-term debt	$356,538	3.9%	$9,286	0.1%
Long-term debt	5,313,407	58.8%	5,549,052	63.0%

Total Debt	$5,669,945	62.7%	$5,558,338	63.1%
Total shareholders’ equity	3,368,514	37.3%	3,243,820	36.9%

Total Capitalization (including current maturities of long-term debt)	$9,038,459	100.0%	$8,802,158	100.0%

Nevada Power Company
Capital Structure

	September 30, 2010		September 30, 2009
Current maturities of long-term debt	$356,538	5.3%	$9,286	0.2%
Long-term debt	3,546,724	53.2%	3,701,308	57.8%

Total Debt	$3,903,262	58.5%	$3,710,594	58.0%
Total shareholder’s equity	2,769,675	41.5%	2,691,551	42.0%

Total Capitalization (including current maturities of long-term debt)	$6,672,937	100.0%	$6,402,145	100.0%

Sierra Pacific Power Company
Capital Structure

	September 30, 2010		September 30, 2009
Current maturities of long-term debt	$—	0.0%	$—	0.0%
Long-term debt	1,281,138	55.8%	1,362,002	57.8%

Total Debt	$1,281,138	55.8%	$1,362,002	57.8%
Common shareholder’s equity	1,014,181	44.2%	994,495	42.2%

Total Capitalization (including current maturities of long-term debt)	$2,295,319	100.0%	$2,356,497	100.0%

NVE Available Liquidity as of September 30, 2010 (dollars in millions)

	NVE	NPC	SPPC
Cash and Cash Equivalents	$19.6	$265.7	$93.0
Balance available on Revolving Credit Facilities	N/A	485.3	234.1
- Less reduction for hedging obligations	N/A	(51.8)	(22.5)

	$19.6	$699.2	$304.6